FFTW FUNDS, INC.
                        PROSPECTUS DATED APRIL 30, 2004
                         SUPPLEMENT DATED JUNE 24, 2004

     By unanimous written consent, as of June 22, 2004, the Board of Directors of FFTW Funds, Inc. approved a proposal to modify the principal investment strategy and the investment policy of the U.S. Inflation-Indexed Portfolio (the "Portfolio") to provide that under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The Portfolio will invest in derivatives as a substitute for direct investment in inflation-indexed securities.

     Subject to approval of the Portfolio's shareholders by unanimous consent of shareholders in lieu of a shareholder meeting, on or about June 30, 2004, the proposed modification will be effective on July 1, 2004.